PURCHASE AGREEMENT

This Purchase Agreement is dated as of January 14, 2009, by and among Maiden Capital Financing Trust, a Delaware statutory trust (the “Trust”), Maiden Holdings North America, Ltd., a Delaware corporation (“Maiden NA”), Maiden Holdings, Ltd., a company organized under the laws of Bermuda (“Maiden BDA”) and each purchaser identified on the signature pages hereto (each, including its successors and assigns, a “Purchaser” and collectively the “Purchasers”).

WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 promulgated thereunder, the Trust and Maiden BDA (collectively, the “Issuers”, and, each individually an Issuer”) desire to issue and sell to each Purchaser, and each Purchaser, severally and not jointly, desires to purchase from the Issuers, securities of the Issuers as more fully described in this Agreement.

WHEREAS, (a) the Purchasers desire to purchase and the Trust desires to sell, upon the terms and conditions stated in this Agreement, 260,000 Capital Securities (as defined below), and (b) the Purchasers desire to purchase and Maiden BDA desires to sell 11,700,000 common shares, par value $0.01 per share, of Maiden BDA (the “Common Shares”).

WHEREAS, the Placement Agent is expected to act as placement agent with respect to the Investment Units on behalf of the Issuers other than with respect to sales of Investment Units to the Founders.

WHEREAS, concurrent with the execution of this Agreement, the Placement Agent is entering into a Subscription Escrow Agreement (the “Escrow Agreement”) with Wilmington Trust Company (the “Escrow Agent”), pursuant to which the Escrow Agent will receive, deposit and hold in a segregated account all funds wired into the escrow account from the Purchasers (other than the Founders) received in connection with the sale of the Investment Units until such time as such funds are to be released to the Issuers or returned to such Purchasers, in accordance with the terms and conditions of the Escrow Agreement.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, Maiden BDA, Maiden NA, the Trust and each Purchaser agree as follows:

ARTICLE I.

DEFINITIONS

1.1           Definitions.  In addition to the terms defined elsewhere in this Agreement, for all purposes of this Agreement, the following terms have the meanings set forth in this Section 1.1:

“Administrators” means Arturo M. Raschbaum, John M. Marshaleck and Karen L. Schmitt.

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person as such terms are used in and construed under Rule 144 under the Securities Act.  With respect to a Purchaser, any investment fund or managed account that is managed on a discretionary basis by the same investment manager as such Purchaser will be deemed to be an Affiliate of such Purchaser.

“Agreement” means this Purchase Agreement among the parties hereto (including any exhibits and schedules hereto and the Disclosure Schedules) and all amendments hereto made in accordance with the provisions of Section 5.5.

“Capital Securities” shall mean the Fixed Rate Capital Securities of the Trust issued pursuant to the Declaration of Trust.

“Closing” shall have the meaning ascribed to such term in Section 2.1(b).

“Closing Date” shall have the meaning ascribed to such term in Section 2.1(b).

“Commission” means the Securities and Exchange Commission.

“Common Shares” shall have the meaning ascribed to such term in the Recitals.

“Company Counsel” means Edwards Angell Palmer & Dodge LLP with offices located at 750 Lexington Avenue, New York, New York 10022.

“Declaration of Trust” means that certain Amended and Restated Declaration of Trust dated as of January 20, 2009 by and among Wilmington Trust Company, as Institutional Trustee and Delaware Trustee, Maiden NA, as Sponsor and the Administrators, as Administrators.

“Disclosure Materials” means materials posted by Maiden BDA or its counsel to the Intralinks datasite in connection with the offering of the Investment Units.

“Disclosure Schedules” means the Disclosure Schedules of Maiden BDA and Maiden NA delivered concurrently herewith.

"DTC" shall have the meaning ascribed to such term in Section 2.2(a)(iii).

“End of Suspension Notice” shall have the meaning ascribed to such term in Section 4.9(b).

“Escrow Agent” shall have the meaning ascribed to such term in the Recitals.

“Escrow Agreement” shall have the meaning ascribed to such term in the Recitals.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Founders” means George Karfunkel, Michael Karfunkel, any of their respective Affiliates and any of their charitable or family trusts.

“GAAP” means United States generally accepted accounting principles applied on a consistent basis during the periods involved.

“Governmental Authority” shall have the meaning ascribed to such term in Section 3.1(c).

“Holders’ Counsel” shall have the meaning ascribed to such term in Section 4.6(c)

“Indenture” means that certain Indenture dated as of January 20, 2009 between Maiden NA, as Issuer, and Wilmington Trust Company , as Trustee.

“Investment Unit” means one Capital Security and 45 Common Shares.

“Issuer(s)” shall have the meaning ascribed to such term in the Recitals.

“Law” shall have the meaning ascribed to such term in Section 3.1(c).

“Lien” or Liens” means a lien, charge, security interest, encumbrance, right of first refusal, preemptive right or other restriction.

“Losses” shall have the meaning ascribed to such term in Section 4.5.

“Maiden BDA” shall have the meaning ascribed to such term in the Preamble.

“Maiden Company(ies)” shall have the meaning ascribed to such term in Section 3.1(a).

“Maiden Insurance” means Maiden Insurance Company, Ltd., a company organized under the laws of Bermuda.

“Maiden NA” shall have the meaning ascribed to such term in the Preamble.

“Material Adverse Effect” means any circumstance, event, occurrence or development that, individually or in the aggregate, would have or would reasonably be expected to result in (i) a material adverse effect on the legality, validity or enforceability of any Transaction Document, (ii) a material adverse effect on the results of operations, assets, business or condition (financial or otherwise) of Maiden BDA and its Subsidiaries, taken as a whole, or (iii) a material adverse effect on the ability of Maiden BDA, Maiden NA or the Trust to perform in any material respect on a timely basis its obligations under any Transaction Document.

“Parent Guarantee” means that certain Guarantee Agreement dated as of January 20, 2009 by and between Maiden BDA and Wilmington Trust Company.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Placement Agent” means Friedman, Billings, Ramsey & Co., Inc.

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“Purchaser” shall have the meaning ascribed to such term in the Preamble.

“Purchaser Party” shall have the meaning ascribed to such term in Section 4.5.

“Registrable Securities” means all Common Shares issued pursuant hereto and any securities which may be issued or issued or issuable in respect of Common Shares issued pursuant hereto by way of share dividend or share split or in connection with a combination of shares, recapitalization, reclassification, merger, amalgamation, arrangement, consolidation or other reorganization of Maiden BDA.  As to any particular securities constituting Registrable Securities, such securities will cease to be Registrable Securities when (i) a registration statement with respect to the sale by the holder thereof shall have been declared effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (ii) they have been sold to the public pursuant to Rule 144 or Rule 145 or other exemption from registration under the Securities Act, (iii) they have been acquired by Maiden BDA or (iv) they are able to be sold by the Purchaser or transferee holding such Registrable Securities without restriction as to volume or manner of sale pursuant to Rule 144 under the Securities Act.

“Registration Expenses” shall have the meaning ascribed to such term in Section 4.6(c)

“Registration Statement” means a registration statement meeting the requirements set forth in Section 4.6 hereof and covering the resale by the Purchasers of all or part of the Shares.

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such rule.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Shares” means the Common Shares issued or issuable to each Purchaser pursuant to this Agreement.

“Short Sales” means all “short sales” as defined in Rule 200 of Regulation SHO under the Exchange Act (but shall not be deemed to include the location and/or reservation of borrowable Common Shares).

“Subscription Amount” means, as to each Purchaser, the aggregate amount to be paid for Shares purchased hereunder set forth opposite such Purchaser’s name on Exhibit A under the heading “Subscription Amount,” in United States dollars and in immediately available funds.

“Subsidiary” and collectively, “Subsidiaries” means a subsidiary of Maiden BDA.

“Suspension Event” shall have the meaning ascribed to such term in Section 4.9(b).

“Suspension Notice” shall have the meaning ascribed to such term in Section 4.9(b).

“Trading Day” means a day on which the Common Shares are traded on a Trading Market.

“Trading Market” means the following markets or exchanges on which the Common Shares are listed or quoted for trading on the date in question:  the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, or the New York Stock Exchange, and on the date hereof and the Closing Date shall mean the Nasdaq Global Select Market.

“Transaction Document” and collectively, the “Transaction Documents” means this Agreement, the Declaration of Trust, the Indenture, the Capital Securities Guarantee (as defined in the Indenture) and the Parent Guarantee and any other documents or agreements executed in connection with the transactions contemplated hereunder.

“Transfer Agent” means American Stock Transfer & Trust Company and any successor transfer agent of Maiden BDA.

“Trust” shall have the meaning ascribed to such term in the Preamble.

“Trustee” means Wilmington Trust Company.

“U.S.” means the United States of America.

ARTICLE II.

PURCHASE AND SALE

2.1          Purchase and Sale of Investment Units; Closings.

(a)           Upon the terms and subject to the conditions set forth herein, the Maiden BDA agrees to sell the Common Shares included in each Investment Unit and the Trust agrees to sell the Capital Securities included in each Investment Unit, and each Purchaser, severally and not jointly, agrees to purchase, at a price of $1,000.45 per Investment Unit, the Investment Units set forth opposite such Purchaser’s name on Exhibit A.

(b)           The purchase and sale of the Investment Units shall take place at a closing (the “Closing”) at the offices of counsel to Maiden BDA or such other location as Maiden NA, Maiden BDA and the Placement Agent shall mutually agree at 10:00 a.m. (Eastern time) on January 20, 2009 or such later date as shall be mutually agreed to by Maiden NA, Maiden BDA and the Placement Agent (the “Closing Date”).  At the Closing, each Issuer and each Purchaser shall deliver the items set forth in Section 2.2.

2.2          Deliveries.

(a)           On or prior to the Closing Date, the Issuers shall deliver or cause to be delivered to each Purchaser the following:

(i)            this Agreement duly executed by each Issuer and Maiden NA;

(ii)           a copy of the irrevocable instructions to the Transfer Agent instructing the Transfer Agent to deliver, on an expedited basis, a certificate evidencing the number of its Common Shares included in the Investment Units as set forth opposite such Purchaser’s name on Exhibit A hereto, registered in the name of such Purchaser; and

(iii)           the Capital Securities included in the Investment Units being purchased in the form of one or more permanent global securities in definitive form by means of deposit with the Trustee as custodian for the Depository Trust Company ("DTC"), registered in the name of Cede & Co., as nominee for DTC, and bearing the legends set forth in the Declaration of Trust and to be credited to the Purchasers' accounts.

(b)           On or prior to the Closing Date, each Purchaser shall deliver or cause to be delivered to the Issuers and Maiden NA this Agreement duly executed by such Purchaser.

(c)           On or prior to the Closing Date, each Founder shall deliver or cause to be delivered to the Trust such Founder’s Subscription Amount for the Investment Units to be purchased as set forth on Exhibit A by wire transfer to the Trust of $1,000 per Investment Unit to the Trust’s account as specified in writing by the Trust and to Maiden BDA of $.45 per Investment Unit to the Maiden BDA’s account as specified in writing by Maiden BDA.  On or prior to the Closing Date, each Purchaser who is not a Founder shall deliver or cause to be delivered to the Escrow Agent (on behalf of the Issuers) such Purchaser’s Subscription Amount for the Investment Units to be purchased as set forth on Exhibit A by wire transfer to the Escrow Agent of $1,000 per Investment Unit and $.45 per Investment Unit to the escrow account specified in the Escrow Agreement.

2.3          Closing Conditions.

(a)           The obligations of the Issuers hereunder with respect to the Closing as to a given Purchaser are subject to the following conditions being met:

(i)             the representations and warranties of such Purchaser that are contained herein and (A) that are qualified by materiality or Material Adverse Effect shall be true when made and on the Closing Date, respectively, (except for representations and warranties that speak as of a specific date which shall be accurate as of such date), and (B) that are not qualified by materiality or Material Adverse Effect shall be accurate in all material respects when made and on the Closing Date, respectively, (except for representations and warranties that speak as of a specific date which shall be accurate in all material respects as of such date);

(ii)            all obligations, covenants and agreements of such Purchaser required to be performed at or prior to the Closing Date shall have been performed;

(iii)           the delivery by such Purchaser of the items set forth in Sections 2.2(b) and (c) of this Agreement;

(iv)           no Law shall prohibit the consummation of the Closing;

(v)            the Declaration of Trust and the Indenture shall be in full force and effect; and

(vi)           contemporaneously with the Closing the Trust shall purchase Debentures from Maiden NA with the proceeds of the Subscription Amount received as of the Closing from such Purchaser.

(b)           The respective obligations of each Purchaser hereunder with respect to the Closing are subject to the following conditions being met:

(i)             the representations and warranties of Maiden BDA, Maiden NA and the Trust that are contained herein and (A) that are qualified by materiality or Material Adverse Effect shall be true when made and on the Closing Date, respectively (except for representations and warranties that speak as of a specific date which shall be accurate as of such date), and (B) that are not qualified by materiality or Material Adverse Effect shall be accurate in all material respects when made and on the Closing Date, respectively, (except for representations and warranties that speak as of a specific date which shall be accurate in all material respects as of such date);

(ii)            all obligations, covenants and agreements of Maiden BDA and Maiden NA required to be performed at or prior to the Closing Date shall have been performed;

(iii)           the Placement Agent and the Purchasers shall have received from each of Maiden BDA and Maiden NA a certificate, dated as of the Closing Date and signed by its Chief Executive Officer or its Chief Financial Officer, and from the Trust a certificate, dated as of the Closing Date signed by an Administrator, certifying to the fulfillment of the conditions specified in Sections 2.3(b)(i) and (ii).

(iv)           the delivery by the Issuers of the items set forth in Section 2.2(a) of this Agreement;

(v)            on or before the Closing Date, the Placement Agent and each Purchaser shall have received (A) an opinion of Edwards Angell Palmer & Dodge LLP, counsel to Maiden BDA, Maiden NA and the Trust, addressed to such Purchaser and the Placement Agent in form and substance reasonably satisfactory to the Placement Agent addressed to the Placement Agent as to United States federal, New York and Delaware law, (B) an opinion of Conyers Dill & Pearman, counsel to Maiden BDA, addressed to such Purchaser and the Placement Agent in form and substance reasonably satisfactory to the Placement Agent as to Bermuda law, and (C) an opinion of Richards Layton & Finger, P.A., counsel to Wilmington Trust Company, addressed to such Purchaser and the Placement Agent in form and substance reasonably satisfactory to the Placement Agent as to Delaware law, in each case dated as of the Closing Date;

(vi)           there shall have been no Material Adverse Effect since the date hereof;

(vii)          from the date hereof through the Closing, (i) no suspension of the qualification of the Common Shares for offering or sale in any jurisdiction, or of the initiation or threatening of any Proceedings for any of such purposes, shall have occurred and (ii) none of the Disclosure Materials shall contain an untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading;

(viii)         no Law shall prohibit the consummation of the Closing; and

(ix)           On or before the Closing, the Placement Agent shall have received the Transaction Documents executed by each Issuer, Maiden NA, the Trustee, and the Administrators, as applicable, and such agreements shall be in full force and effect.

For purposes of Section 2.2 and this Section 2.3(b), a Purchaser shall be deemed to have received any instrument or document (other than certificates evidencing the Common Shares or the Capital Securities), if such instrument or document shall have been sent via email in pdf format to such Purchaser to the email address set forth on the signature page hereof.

ARTICLE III.

REPRESENTATIONS AND WARRANTIES

3.1          Representations and Warranties of the Maiden Companies.  Except as set forth in the Disclosure Schedules, which Disclosure Schedules shall be deemed a part hereof and shall qualify any representation otherwise made herein that it expressly claims to qualify and any other representation or warranty to the extent that the relevance of the disclosed matter to that representation or warranty is readily apparent, Maiden BDA, Maiden NA and the Trust, jointly and severally, hereby make the following representations and warranties to each Purchaser on the date hereof and on the Closing Date:

(a)           Organization and Qualification.  Maiden BDA, Maiden NA, Maiden Insurance and the Trust (each a “Maiden Company” and, collectively, the “Maiden Companies”) are entities duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdictions of their incorporation or organization (as applicable), with the requisite powers and authority, including all necessary governmental licenses, authorizations and permits, to own and use their properties and assets and to carry on business as currently conducted.  No Maiden Company is in violation or default of any of the provisions of its respective certificate or articles of incorporation, bylaws, declaration of trust or other organizational or charter documents.  Each Maiden Company is duly qualified to conduct its business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not have or reasonably be expected to result in a Material Adverse Effect and no Proceeding has been instituted or, to the knowledge of Maiden BDA or Maiden NA, has been threatened by any Governmental Authority, in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

(b)           Authorization; Enforcement.  Each of Maiden BDA, Maiden NA and the Trust has the requisite corporate or other power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents to which it is a party and otherwise to carry out its obligations hereunder and thereunder.  The execution and delivery of each of the Transaction Documents by each of Maiden BDA, Maiden NA and the Trust to the extent it is a party thereto and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of Maiden BDA, Maiden NA and the Trust, as applicable, and no further action is required by Maiden BDA, Maiden NA and the Trust, as applicable , its Board of Directors, its stockholders, the Trustee or the Administrators in connection therewith.  Each Transaction Document has been (or upon delivery will have been) duly executed by each of Maiden BDA, Maiden NA and the Trust that is a party thereto and, when executed and delivered in accordance with the terms hereof and thereof, will constitute the valid and binding obligation of Maiden BDA, Maiden NA and the Trust, as applicable, enforceable against Maiden BDA, Maiden NA and the Trust, as applicable, in accordance with its terms except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(c)           No Conflicts.  The execution, delivery and performance of the Transaction Documents by each of Maiden BDA, Maiden NA and the Trust, the issuance and sale of the Investment Units and the consummation by Maiden BDA, Maiden NA and the Trust of the other transactions contemplated hereby and thereby do not and will not (i) conflict with or violate any provision of any Maiden Company’s certificate or articles of incorporation, bylaws, declaration of trust or other organizational or charter documents, or (ii) require any consent or other action by any Person under, conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien upon any of the properties or assets of any Maiden Company, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument or other understanding to which any Maiden Company is a party or by which any property or asset of any Maiden Company is bound or affected, or (iii)  conflict with or result in a violation of any law, rule, regulation, permit, license, order, judgment, injunction, decree or other restriction (a “Law”) of any court or governmental, administrative, regulatory or Trading Market authority to which any Maiden Company is subject (each a “Governmental Authority”) (including federal and state securities laws and regulations), or by which any property or asset of any Maiden Company is bound or affected; except in the case of each of clauses (ii) and (iii), such as would not have or reasonably be expected to result in a Material Adverse Effect.

(d)           Filings, Consents and Approvals.  Assuming the accuracy of the Purchasers’ representations and warranties set forth in Section 3.2, neither Issuer not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any Governmental Authority or other Person in connection with the execution, delivery and performance by any of Maiden BDA, Maiden NA and the Trust of the Transaction Documents to which it is a party, other than (i) the filing of a Form D with the Commission or state securities (including insurance securities) or “Blue Sky” authorities and (ii) the filings contemplated by Section 4.6 or 4.7.

(e)           Issuance of the Investment Units.

(i)           The Common Shares included in the Investment Units have been duly authorized for issuance, sale and delivery pursuant to this Agreement and, when issued and delivered by Maiden BDA against payment therefor in accordance with the terms of this Agreement, will be duly and validly issued and fully paid and nonassessable, free and clear of any pledge, Lien, encumbrance, security interest or other claim except for any such pledge, Lien, encumbrance, security interest or other claim resulting solely from the actions of the Placement Agent or the Purchasers, and the issuance, sale and delivery of such Common Shares by Maiden BDA are not subject to any preemptive right, co-sale right, registration right, right of first refusal or other similar right of shareholders arising by operation of law, under the charter or bye-laws of Maiden BDA, under any agreement to which Maiden BDA is a party or otherwise.

(ii)           The Capital Securities included in the Investment Units have been duly authorized for issuance, sale and delivery pursuant to this Agreement and the Declaration of Trust and, when issued and delivered by the Trust against payment therefor in accordance with the terms of this Agreement, will be duly and validly issued and fully paid and nonassessable, free and clear of any pledge, Lien, encumbrance, security interest or other claim except for any such pledge, Lien, encumbrance, security interest or other claim resulting solely from the actions of the Placement Agent or the Purchasers, and the issuance, sale and delivery of such Capital Securities by the Trust are not subject to any preemptive right, co-sale right, registration right, right of first refusal or other similar right of shareholders arising by operation of law, under the Declaration of Trust, under any agreement to which the Trust is a party or otherwise.

(f)           Qualifications.  Each Maiden Company is duly qualified or licensed by, and is in good standing in, each jurisdiction in which it conducts its business, or in which it owns or leases property or maintains an office and in which such qualification or licensing is necessary and in which the failure, individually or in the aggregate, to be so qualified or licensed would reasonably be expected to have a Material Adverse Effect.

(g)           Capitalization of Maiden BDA.  The authorized capital stock of Maiden BDA consists of 100,000,000 Common Shares and, as of the date of this Agreement, there were 58,587,664 Common Shares outstanding, 4,050,000 Common Shares reserved for issuance on the exercise of outstanding warrants, 1,519,834 Common Shares reserved for issuance on exercise of outstanding options and 1,280,166 Common Shares reserved for issuance under employee stock or other equity plans.  All of the issued and outstanding Common Shares have been, and all Common Shares that may be issued pursuant to outstanding warrants and stock options will be, when issued in accordance with the respective terms thereof, duly authorized and validly issued and are fully paid and nonassessable, and have not been, or will not be, issued in violation of or subject to any preemptive right or other similar right of shareholders arising by operation of law, under the certificate of incorporation or bye-laws of Maiden BDA, under any agreement to which Maiden BDA is a party or otherwise.  Except as set forth in this Section 3.1(g), there are no outstanding (i) securities or obligations of Maiden BDA convertible into or exchangeable for any capital stock of Maiden BDA, (ii) warrants, rights or options to subscribe for or purchase from Maiden BDA any such capital stock or any such convertible or exchangeable securities or obligations or (iii) obligations of Maiden BDA to issue or sell any shares of capital stock, any such convertible or exchangeable securities or obligation, or any such warrants, rights or options.

(h)          Permits.  Each Maiden Company has all necessary licenses, permits, certificates, authorizations, consents and approvals and has made all necessary filings required under any federal, state, local or foreign Law, regulation or rule, and has obtained all necessary licenses, permits, certificates, authorizations, consents and approvals from other persons required in order to conduct its respective business, except to the extent that any failure to have any such licenses, permits, certificates, authorizations, consents or approvals, to make any such filings or to obtain any such licenses, permits, certificates, authorizations, consents or approvals would not, individually and in the aggregate, have a Material Adverse Effect; no Maiden Company is in violation of, or in default under, any such license, permit, certificate, authorization, consent or approval or any federal, state, local or foreign law, regulation or rule or any decree, order or judgment applicable to such Maiden Company, the effect of which would reasonably be expected to have a Material Adverse Effect.

(i)           Proceedings.  There are no material actions, suits, proceedings, inquiries or investigations pending or, to the knowledge of any of Maiden BDA, Maiden NA and the Trust, threatened against any Maiden Company, or any of their respective properties at Law or in equity, or before or by any Governmental Authority.

(j)           Material Events.  Except as disclosed by Maiden BDA in filings and reports pursuant to the Exchange Act and Securities Act, since September 30, 2008, there has not been any event, circumstance or change that has, or would reasonably be expected to have, a Material Adverse Effect.

(k)          Finder’s Fees.  Except for a placement fee owed to the Placement Agent, none of the Maiden Companies has incurred any liability for any finder’s fees or similar payments in connection with the transactions contemplated hereby.

(l)           Private Placement.  Assuming the accuracy of the Purchasers’ representations and warranties set forth in Section 3.2, the Investment Units will be issued and sold pursuant to the registration exemption provided by Rule 506 of Regulation D and Section 4(2) of the Securities Act as a transaction not involving a public offering and the requirements of any other applicable state securities (including insurance securities) or “Blue Sky” laws.  The issuance and sale of the Shares hereunder do not contravene the rules and regulations of the Trading Market.

(m)         Investment Company.  Neither Issuer is, and immediately after receipt of payment for the Investment Units, will not be, an “investment company” or an entity “controlled” by an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

(n)         Disclosure Materials.  The Disclosure Materials are true and correct and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

(o)          Tax Status.  Except for matters that would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect, (i) each Maiden Company has accurately and timely filed all federal, state and foreign income and franchise tax returns, reports and declarations required by any jurisdiction to which it is subject, (ii) each Maiden Company has paid or accrued all taxes shown as due thereon, or, where payment is not due yet, has established in accordance with GAAP an adequate accrual for all material taxes through the end of the last period for which such Maiden Company ordinarily records items in its books and (iii) there is no tax deficiency in any material amount which has been asserted or threatened against any Maiden Company.

(p)          Regulation M Compliance.  Maiden BDA has not, and to its knowledge no one acting on its behalf has, (i) taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of Maiden BDA to facilitate the sale or resale of any of the Common Shares, (ii) sold, bid for, purchased, or, paid any compensation for soliciting purchases of, any of the Common Shares, or (iii) paid or agreed to pay to any Person any compensation for soliciting another to purchase any other securities of Maiden BDA, other than, in the case of clauses (ii) and (iii), compensation paid to the Placement Agent in connection with the placement of the Common Shares.

(q)          Registration of Common Shares.  The Common Shares are registered pursuant to Section 12(b) of the Exchange Act and listed for trading on the Trading Market, and Maiden BDA has taken no action designed to, or which to its knowledge is likely to have the effect of, terminating the registration of the Common Shares under the Exchange Act or the listing of the Common Shares on the Trading Market, nor has the Company received any notification that the Commission or the Trading Market is contemplating terminating any such registration or listing.

(r)          Treatment of Purchasers.  Each Purchaser will purchase Investment Units on the same terms and conditions.  No Issuer has paid, or agreed to pay, to any Affiliate of such Issuer any fee or has entered into any agreement with any such Affiliate that has not been entered into with each Purchaser, in any case in connection with the offering of Investment Units contemplated hereby.

3.2          Representations and Warranties of the Purchasers.  Each Purchaser, for itself and for no other Purchaser, hereby represents and warrants as of the date hereof and as of the Closing Date to Maiden BDA, Maiden NA and the Trust as follows:

(a)          Organization; Authority.  Such Purchaser is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with full right, corporate or partnership power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder.  The execution, delivery and performance by such Purchaser of the transactions contemplated by this Agreement have been duly authorized by all necessary corporate or similar action on the part of such Purchaser.  Each Transaction Document to which it is a party has been duly executed by such Purchaser, and when delivered by such Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of such Purchaser, enforceable against it in accordance with its terms, except in relation to enforceability (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(b)          Own Account.  Such Purchaser understands that the Investment Units are “restricted securities” and have not been registered under the Securities Act or any applicable state or other securities law and is acquiring the Investment Units as principal for its own account and not with a view to or for distributing or reselling such Investment Units or any part thereof in violation of the Securities Act or any applicable state or other securities law, has no present intention of distributing any of such Investment Units in violation of the Securities Act or any applicable state or other securities law and has no direct or indirect arrangement or understandings with any other persons to distribute or regarding the distribution of such Investment Units in violation of the Securities Act or any applicable state or other securities law.  Such Purchaser is acquiring the Investment Units hereunder in the ordinary course of its business.

(c)          Purchaser Status.  At the time such Purchaser was offered the Investment Units, it was, and at the date hereof it is, either:  (i) an “accredited investor” as defined in Rule 501(a) under the Securities Act or (ii) a “qualified institutional buyer” as defined in Rule 144A(a) under the Securities Act.  No Purchaser is required to be registered as a broker-dealer under Section 15 of the Exchange Act.

(d)          Experience of Such Purchaser.  Such Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Investment Units, and has so evaluated the merits and risks of such investment.  Such Purchaser is able to bear the economic risk of an investment in the Investment Units and, at the present time, is able to afford a complete loss of such investment.

(e)          General Solicitation.  Such Purchaser is not purchasing the Investment Units as a result of any advertisement, article, notice or other communication regarding the Investment Units published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

(f)           Short Sales and Confidentiality Prior to the Date Hereof.  Other than the transaction contemplated hereunder, such Purchaser has not, nor has any Person acting on behalf of or pursuant to any understanding with such Purchaser, directly or indirectly executed any transaction, including Short Sales, in the securities of Maiden BDA during the period commencing from the time that such Purchaser first received a term sheet (written or oral) from Maiden NA, Maiden BDA or any other Person setting forth the material terms of the transactions contemplated hereunder until the date hereof.  Other than to other Persons party to this Agreement, such Purchaser has maintained the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction).

(g)         Filings, Consents and Approvals.  The Purchaser is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other Governmental Authority or other Person in connection with the execution, delivery and performance by the Purchaser of the Transaction Documents, other than any filings required pursuant to Section 13 or Section 16 of the Exchange Act.

(h)         Provision of Information.  Such Purchaser has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of Maiden BDA and Maiden NA concerning the terms and conditions of the Investment Units and the finances, operations and business of Maiden BDA and Maiden NA; and (ii) the opportunity to request such additional information which Maiden BDA or Maiden NA possesses or can acquire without unreasonable effort or expense.

(i)           No Public Market.  Such Purchaser understands that no public market exists for the Capital Securities and that it is unlikely that a public market will ever exist for the Capital Securities.

(j)           Certain Fees.  No brokerage or finder’s fees or commissions are or will be payable by such Purchaser to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by the Transaction Documents.

(k)          Acknowledgement.  Each Purchaser acknowledges that the Issuers have relied upon the representations and warranties of the Purchasers set forth in Section 3.2 in its determination that no registration under the Securities Act is required for the offer and sale of the Investment Units by the Issuers to the Purchasers as contemplated by this Agreement.

ARTICLE IV.

OTHER AGREEMENTS OF THE PARTIES

4.1          Transfer Restrictions.

(a)          Each of the Purchasers agrees that its Investment Units may only be disposed of in compliance with state and federal securities laws.  In connection with any transfer of Capital Securities or Common Shares, other than pursuant to an effective registration statement or Rule 144, to the applicable Issuer or to an Affiliate of a Purchaser, the applicable Issuer may require the transferor thereof to provide to the applicable Issuer an opinion of counsel selected by the transferor and reasonably acceptable to such Issuer, the form and substance of which opinion shall be reasonably satisfactory to such Issuer, to the effect that such transfer does not require registration of such transferred Capital Securities or Common Shares under the Securities Act.  As a condition of transfer, other than pursuant to an effective Registration Statement or Rule 144, any such transferee shall agree in writing to be bound by the terms of this Agreement and shall have the rights of a Purchaser under this Agreement.

(b)         Each Purchaser agrees to the imprinting, so long as is required by this Section 4.1, of a legend on any of its Common Shares in the following form:

THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO MAIDEN HOLDINGS, LTD.

(c)          Certificates evidencing the Common Shares shall not contain any legend (including the legend set forth in Section 4.1(b)), (i) following any sale of such Common Shares pursuant to Rule 144, (ii) if such Common Shares are eligible for sale under Rule 144(b)(1)(i), or (iii) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission).  Maiden BDA agrees that at such time as such legend is no longer required under this Section 4.1(c), it will promptly following the delivery by a Purchaser to Maiden BDA or the Transfer Agent of a certificate representing Common Shares issued with a restrictive legend, deliver or cause to be delivered to such Purchaser a certificate representing such Common Shares that is free from all restrictive and other legends.  Notwithstanding the foregoing, Maiden BDA shall not be required to remove any legends until all Common Shares represented by a single certificate are no longer subject to restrictions.  If only a portion of the Common Shares represented by any single certificate is subject to restrictions, the holder of the certificate may request, or Maiden BDA may require, that such certificate be cancelled and two new certificates be issued.  One certificate shall represent, and be in the amount of, Common Shares not subject to restrictions and shall bear no legend and the second certificate shall represent, and be in the amount of, Common Shares subject to restrictions and shall bear an appropriate legend.  Certificates for Common Shares subject to legend removal hereunder shall be transmitted by the Transfer Agent to the Purchasers by crediting the account of the Purchaser’s prime broker or custodian bank with the Depository Trust Company system.

(d)          Each Purchaser, severally and not jointly with the other Purchasers, agrees that the removal of the restrictive legend from certificates representing Common Shares as set forth in this Section 4.1 is predicated upon Maiden BDA’s reliance that such Purchaser will sell any Common Shares pursuant to either the registration requirements of the Securities Act, including any applicable prospectus delivery requirements, or an exemption therefrom, and that if Shares are sold pursuant to a registration statement, they will be sold in compliance with the plan of distribution set forth therein.

4.2          Furnishing of Information.  As long as any Purchaser owns Common Shares and Maiden BDA remains subject to the requirements of the Exchange Act, Maiden BDA covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by Maiden BDA after the date hereof pursuant to the Exchange Act.  As long as any Purchaser owns Common Shares, if Maiden BDA is not required to file reports pursuant to the Exchange Act, it will prepare and furnish to the Purchasers and make publicly available in accordance with Rule 144(c) such information as is required for the Purchasers to sell the Common Shares under Rule 144.  Maiden BDA further covenants that it will take such further action as any holder of Common Shares may reasonably request, to the extent required from time to time to enable such Person to sell such Shares without registration under the Securities Act within the requirements of the exemption provided by Rule 144.

4.3          Integration.  Maiden BDA shall not sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Shares in a manner that would require the registration under the Securities Act of the sale of the Shares to the Purchasers or that would be integrated with the offer or sale of the Shares for purposes of the rules and regulations of any Trading Market such that it would require shareholder approval prior to the closing of such other transaction unless shareholder approval is obtained before the closing of such subsequent transaction.

4.4          Use of Proceeds.  The Trust shall use the net proceeds received by it from the sale of the Investment Units hereunder to purchase Debentures pursuant to the Indenture.

4.5          Indemnification of Purchasers.  Subject to the provisions of this Section 4.5, Maiden BDA, Maiden NA and the Trust will, jointly and severally, indemnify and hold each Purchaser and its directors, officers, shareholders, members, partners, employees and agents, each Person who controls such Purchaser (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, shareholders, agents, members, partners or employees of such controlling persons (each, a “Purchaser Party”) harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys’ fees and costs of investigation that any such Purchaser Party may suffer or incur, it being understood and agreed that such losses and damages are not limited to out-of-pocket expenses (collectively “Losses”) as a result of or relating to any breach of any of the representations, warranties, covenants or agreements made by any of Maiden BDA, Maiden NA and the Trust in this Agreement or in the other Transaction Documents.  If any action shall be brought against any Purchaser Party in respect of which indemnity may be sought pursuant to this Agreement, such Purchaser Party shall promptly notify each of Maiden BDA, Maiden NA and the Trust in writing (provided, that the failure of any Purchaser Party to give such notice shall not relieve Maiden BDA, Maiden NA and the Trust of their obligations or liabilities pursuant to this Agreement, except (and only) to the extent that such failure shall have prejudiced Maiden BDA, Maiden NA or the Trust), and Maiden BDA, Maiden NA or the Trust shall have the right to assume the defense thereof with counsel of its own choosing reasonably acceptable to the Purchaser Party if Maiden BDA, Maiden NA or the Trust acknowledges in writing its obligation to indemnify such Purchaser Party hereunder for any Losses that may result from such action.  Any Purchaser Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Purchaser Party except to the extent that (i) the employment thereof has been specifically authorized by Maiden BDA, Maiden NA or the Trust in writing, (ii) each of Maiden BDA, Maiden NA and the Trust has failed after a reasonable period of time to acknowledge in writing their obligation to indemnify such Purchaser Party hereunder or to assume such defense and to employ counsel or (iii) in such action there is, in the reasonable opinion of such separate counsel, a material conflict on any material issue between the position of any of Maiden BDA, Maiden NA or the Trust and the position of such Purchaser Party, in which case Maiden BDA, Maiden NA and the Trust shall be, jointly and severally, responsible for the reasonable fees and expenses of no more than one such separate counsel.  None of Maiden BDA, Maiden NA or the Trust will be liable to any Purchaser Party under this Agreement (i) for any settlement by a Purchaser Party effected without the prior written consent of Maiden BDA, Maiden NA and the Trust, which shall not be unreasonably withheld or delayed, if any of Maiden BDA, Maiden NA or the Trust has previously acknowledged in writing its obligations to indemnify such Purchaser Party hereunder against Losses that may result from such action; or (ii) to the extent, but only to the extent that any Losses are proximately caused by (A) any Purchaser Party’s breach of any of the representations, warranties, covenants or agreements made by such Purchaser Party in this Agreement or in the other Transaction Documents, (B) any violations by a Purchaser of state or federal securities laws or (C) any conduct by such Purchaser that has been finally determined by a court of competent jurisdiction to have constituted fraud, gross negligence or willful misconduct.  Maiden BDA, Maiden NA and the Trust shall obtain the prior written consent of the relevant Purchaser Party(ies) before entering into any settlement of any third party claim if the settlement does not release the relevant Purchaser Party(ies) from all liabilities and obligations with respect to such claim or the settlement imposes injunctive or other equitable relief against the relevant Purchaser Party(ies).

4.6          Registration Rights; Rule 144, Etc.

(a)           Mandatory Shelf Registration.  Maiden BDA will use its commercially reasonable efforts to qualify for registration on, and will promptly file on or prior to April 15, 2009, a registration statement on, Form S-1, and such Registration Statement will be a “shelf” registration statement providing for the registration, and the sale on a continuous or delayed basis, of the Registrable Securities pursuant to Rule 415.  Upon filing the Registration Statement, Maiden BDA will, if applicable, use its commercially reasonable efforts to cause such Registration Statement to be declared effective, will keep such Registration Statement effective with the Commission at all times and the Registration Statement shall be re-filed upon its expiration, and shall cooperate in any shelf take-down by amending or supplementing the prospectus related to such Registration Statement as may be requested by the Purchasers or any transferees or as otherwise required, until the Purchasers or any transferees who would require such registration to effect a sale of the Registrable Securities no longer hold the Registrable Securities. Maiden BDA will pay all Registration Expenses incurred in connection with the shelf registration contemplated by this Section 4.6.

(b)           Registration Procedures.  In connection with the obligations of Maiden BDA with respect to any registration pursuant to this Agreement, Maiden BDA shall use its commercially reasonable efforts to effect or cause to be effected the registration of the Registrable Securities under the Securities Act to permit the sale of such Registrable Securities, and Maiden BDA shall:

(i)            prepare and file with the Commission a Registration Statement with respect to such Registrable Securities, make all required filings with the National Association of Securities Dealers and the Financial Industry Regulatory Authority and thereafter use its commercially reasonable efforts to cause such Registration Statement to become effective as soon as reasonably practicable and to remain effective as provided herein, provided that before filing a Registration Statement or any amendments or supplements thereto, Maiden BDA will, at Maiden BDA’s expense, furnish or otherwise make available to the Holders’ Counsel and the Placement Agent copies of all such documents proposed to be filed and such other documents reasonably requested by such counsel and the Placement Agent, which documents will be subject to review and comment of such counsel at Maiden BDA’s expense, including any comment letter from the Commission with respect to such filing or the documents incorporated by reference therein, and if requested by such counsel or the Placement Agent, provide such counsel and the Placement Agent reasonable opportunity to participate in the preparation of such Registration Statement and such other opportunities to conduct a reasonable investigation within the meaning of the Securities Act, including reasonable access to Maiden BDA’s financial books and records, officers, accountants and other advisors;

(ii)            prepare and file with the Commission such amendments and supplements to such Registration Statement as may be necessary to keep such Registration Statement effective continuously and such Registration Statement shall be re-filed upon its expiration until all of the securities covered by such Registration Statement have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such Registration Statement (but in any event not before the expiration of any longer period required under the Securities Act) (or such shorter period ending on the date that the securities covered by such Registration Statement cease to constitute Registrable Securities), and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement until such time as all of such securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such Registration Statement (or such shorter period ending on the date that the securities covered by such Registration Statement cease to constitute Registrable Securities), and cause the related prospectus to be supplemented by any prospectus supplement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of the securities covered by such Registration Statement, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) under the Securities Act;

(iii)           furnish to each seller of Registrable Securities such number of copies, without charge, of such Registration Statement, each amendment and supplement thereto, including each preliminary prospectus, final prospectus, any other prospectus (including any prospectus filed under Rule 424, Rule 430A or Rule 430B under the Securities Act and any “issuer free writing prospectus” as such term is defined under Rule 433 promulgated under the Securities Act), all exhibits and other documents filed therewith and such other documents as such seller may reasonably request including in order to facilitate the disposition of the Registrable Securities owned by such seller, and upon request a copy of any and all transmittal letters or other correspondence to or received from, the Commission or any other Governmental Authority relating to such offer;

(iv)           register or qualify (or exempt from registration or qualification) such Registrable Securities, and keep such registration or qualification (or exemption therefrom) effective, under such other securities (including insurance securities) or blue sky laws of such jurisdictions as any seller reasonably requests and do any and all other acts and things that may be reasonably necessary or reasonably advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller (provided that Maiden BDA will not be required to (A) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subsection, (B) subject itself to taxation in any such jurisdiction or (C) consent to general service of process in any such jurisdiction);

(v)            notify each seller of such Registrable Securities and the Holders’ Counsel at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the discovery of the happening of any event that makes any statement made in the Registration Statement or related prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in such Registration Statement, prospectus or documents and, as soon as reasonably practicable, subject to Section 4.9, prepare and furnish to such seller a reasonable number of copies of a supplement or amendment to such prospectus so that, in the case of the Registration Statement, it will not contain any untrue statement of material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, not misleading, and that in the case of any prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statement therein, in light of the circumstances in which they were made, not misleading;

(vi)           notify each seller of any Registrable Securities covered by such Registration Statement and the Holders’ Counsel (A) when such Registration Statement or the prospectus or any prospectus supplement or post-effective amendment has been filed and, with respect to such Registration Statement or any post-effective amendment, when the same has become effective, (B) of any request by the Commission for amendments or supplements to such Registration Statement or to amend or to supplement such prospectus or for additional information, (C) of the issuance by the Commission of any stop order suspending the effectiveness of such Registration Statement or the initiation of any Proceedings for any of such purposes, and (D) of the receipt by Maiden BDA of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose;

(vii)          upon the occurrence of an event contemplated in Section 4.6(b)(v) or in Section 4.6(b)(vi)(B), (b)(vi)(C) or (b)(vi)(D) (but subject to Section 4.9), prepare a supplement or amendment to the Registration Statement or supplement to the related prospectus or any document incorporated or deemed to be incorporated therein by reference, or file any other required document so that such prospectus as thereafter delivered to the sellers of such Registrable Securities will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading in the light of the circumstances under which they were made;

(viii)         cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by Maiden BDA are then listed or, if no similar securities issued by Maiden BDA are then listed on any securities exchange, use its commercially reasonable efforts to cause all such Registrable Securities to be listed on the New York Stock Exchange or the Nasdaq Global Select Market, as determined by Maiden BDA;

(ix)           provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such Registration Statement;

(x)            if requested by any seller of Registrable Securities, promptly include in a prospectus supplement or amendment such information as the seller may reasonably request in order to permit the intended method of distribution of such securities and make all required filings of such prospectus supplement or such amendment as soon as practicable after Maiden BDA has received such request;

(xi)           make available for inspection by any seller of Registrable Securities and the Holders’ Counsel, and any attorney, accountant or other agent retained by any such seller, all financial and other records, pertinent corporate documents and documents relating to the business of Maiden BDA, and cause Maiden BDA’s officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, attorney, accountant or agent in connection with such Registration Statement, provided that it shall be a condition to such inspection and receipt of such information that the inspecting person (A) enter into a confidentiality agreement in form and substance reasonably satisfactory to Maiden BDA and (B) agree to minimize the disruption to Maiden BDA’s business in connection with the foregoing;

(xii)          otherwise use its commercially reasonable efforts to comply with all applicable rules and regulations of the Commission and any applicable national securities exchange;

(xiii)         timely provide to its security holders earning statements satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

(xiv)         use commercially reasonable efforts to avoid the issuance of, and in the event of the issuance of any stop order suspending the effectiveness of a Registration Statement, or of any order suspending or preventing the use of any related prospectus or ceasing trading of any securities included in such Registration Statement for sale in any jurisdiction, use commercially reasonable efforts to promptly obtain the withdrawal of such order;

(xv)          obtain any required regulatory or shareholder approval necessary for the Purchaser or any transferee to sell its Registrable Securities in an offering; and

(xvi)         as a condition to registering Registrable Securities, Maiden BDA may require each Purchaser and transferee holding Registrable Securities as to which any registration is being effected to furnish Maiden BDA with such information regarding such person and pertinent to the disclosure requirements relating to the registration and the distribution of such securities as Maiden BDA may from time to time reasonably request in writing.

(c)           Registration Expenses.  Except as otherwise provided in this Agreement, all expenses incidental to Maiden BDA’s performance of or compliance with this Agreement, including all registration and filing fees, fees and expenses of compliance with securities (including insurance securities) or blue sky laws, word processing, duplicating and printing expenses, messenger, telephone and delivery expenses, expenses incurred in connection with any road show, and fees and disbursements of counsel for Maiden BDA and all independent certified public accountants and other persons retained by Maiden BDA, as well as reasonable fees and out-of-pocket expenses of one counsel (“Holders’ Counsel”) selected by Purchasers holding the majority of the Registrable Securities, who shall be reasonably acceptable to a majority of the holders of Registrable Securities that are not Founders; provided that, if such counsel shall not have been selected by a majority of the holders of Registrable Securities, a majority of the holders of Registrable Securities that are not Founders may select a counsel to be Holders’ Counsel that is experienced in public offerings, it being acknowledged that Sidley Austin LLP is so experienced (all such expenses, “Registration Expenses”), will be borne by Maiden BDA. Maiden BDA will, in any event, pay its internal expenses (including all salaries and expenses of its officers and employees performing legal or accounting duties), the expenses of any annual audit or quarterly review, the expenses of any liability insurance and the expenses and fees for listing the securities to be registered on each securities exchange on which similar securities issued by Maiden BDA are then listed or on the New York Stock Exchange or the Nasdaq Global Select Market. The holders of the securities so registered shall pay all underwriting discounts, selling commissions and transfer taxes applicable to the sale of Registrable Securities hereunder.

(d)           Suspension of Use.  In addition to and without limiting the provisions of Section 4.9, each person that is participating in any registration hereunder agrees that, upon receipt of any notice from Maiden BDA of the happening of any event of the kind described in Section 4.6(b)(v) and (b)(vi), such person will forthwith discontinue the disposition of its Registrable Securities pursuant to the Registration Statement until such person receives copies of a supplemented or amended prospectus as contemplated by such Section 4.6(b)(v), (b)(vi) and (b)(vii).

4.7          Form D; Blue Sky Filings.  The Issuers agree to timely file a Form D with respect to the Investment Units as required under Regulation D and to provide a copy thereof, promptly upon request of any Purchaser.  The Issuers shall take such action as the Issuers shall reasonably determine is necessary in order to obtain an exemption for, or to qualify the Investment Units for, sale to the Purchasers at the applicable Closing under applicable securities (including insurance securities) or “Blue Sky” laws of the states of the United States, and shall provide evidence of such actions promptly upon request of any Purchaser.  Each Purchaser shall take all commercially reasonable actions that are reasonably requested by the Issuers related to, or to effectuate, the filing of a Form D or any filing required pursuant to the “Blue Sky” laws of the states of the United States which, for purposes of clarity, shall not include the payment of any fees by such Purchaser.

4.8          Rule 144A.  For so long as the Capital Securities are not eligible for resale without restriction under Rule 144 under the Securities Act, Maiden BDA, Maiden NA and the Trust will, during any period in which such information is not available through the periodic filings of Maiden BDA with the Commission, upon written request of a Purchaser provide to such Purchaser and to each prospective purchaser (as designated by such Purchaser), any information required to be provided by Rule 144A(d)(4) under the Securities Act.

4.9         Black-Out Period.

(a)           Subject to the provisions of this Section 4.9 and a good faith determination by a majority of the independent members of the Board of Directors of Maiden BDA that it is in the best interests of Maiden BDA to suspend the use of the Registration Statement contemplated by Section 4.6, following the effectiveness of the Registration Statement (and the filings with any international, federal or state securities commissions), Maiden BDA, by written notice to the Placement Agent and the Purchasers, may direct the Purchasers to suspend sales of the Registrable Securities pursuant to the Registration Statement for such times as Maiden BDA reasonably may determine is necessary and advisable (but in no event for more than an aggregate of ninety (90) days in any rolling twelve (12)-month period commencing or more than sixty (60) days in any rolling 90-day period), if any of the following events shall occur: (i) the representative of the underwriters of an underwritten offering of Common Shares by Maiden BDA has advised Maiden BDA that the sale of Registrable Securities pursuant to the Registration Statement would have a material adverse effect on Maiden BDA’s primary offering; (ii) the majority of the independent members of the Board of Directors of Maiden BDA shall have determined in good faith that (A) the offer or sale of any Registrable Securities would materially impede, delay or interfere with any proposed financing, offer or sale of securities, acquisition, corporate reorganization or other significant transaction involving Maiden BDA, (B) after the advice of counsel, the sale of Registrable Securities pursuant to the Registration Statement would require disclosure of non-public material information not otherwise required to be disclosed under applicable law, and (C) (x) Maiden BDA has a bona fide business purpose for preserving the confidentiality of such transaction, (y) disclosure would have a material adverse effect on Maiden BDA or Maiden BDA’s ability to consummate such transaction, or (z) the proposed transaction renders Maiden BDA unable to comply with Commission requirements, in each case under circumstances that would make it impractical or inadvisable to cause the Registration Statement (or such filings) to become effective or to promptly amend or supplement the Registration Statement on a post-effective basis, as applicable; or (iii) the majority of the independent members of the Board of Directors of Maiden BDA shall have determined in good faith, after the advice of counsel, that it is required by law, rule or regulation or that it is in the best interests of Maiden BDA to supplement the Registration Statement or file a post-effective amendment to the Registration Statement in order to incorporate information into the Registration Statement for the purpose of (1) including in the Registration Statement any prospectus required under Section 10(a)(3) of the Securities Act; (2) reflecting in the prospectus included in the Registration Statement any facts or events arising after the effective date of the Registration Statement (or of the most-recent post-effective amendment) that, individually or in the aggregate, represents a fundamental change in the information set forth therein; or (3) including in the prospectus included in the Registration Statement any material information with respect to the plan of distribution not disclosed in the Registration Statement or any material change to such information. Upon the occurrence of any such suspension, Maiden BDA shall use all reasonable efforts to cause the Registration Statement to become effective or to promptly amend or supplement the Registration Statement on a post-effective basis or to take such action as is necessary to make resumed use of the Registration Statement compatible with Maiden BDA’s best interests, as applicable, so as to permit the Purchaser’s to resume sales of the Registrable Securities as soon as possible.

(b)           In the case of an event that causes Maiden BDA to suspend the use of the Registration Statement (a “Suspension Event”), Maiden BDA shall give written notice (a “Suspension Notice”) to the Placement Agent and the Purchasers to suspend sales of the Registrable Securities and such notice shall state generally the basis for the notice and that such suspension shall continue only for so long as the Suspension Event or its effect is continuing and Maiden BDA is using all reasonable efforts and taking all reasonable steps to terminate suspension of the use of the Registration Statement as promptly as possible. The Purchasers shall not effect any sales of the Registrable Securities pursuant to the Registration Statement (or such filings) at any time after it has received a Suspension Notice from Maiden BDA and prior to receipt of an End of Suspension Notice (as defined below). If so directed by Maiden BDA, each Purchaser will deliver to Maiden BDA (at the expense of Maiden BDA) all copies other than permanent file copies then in such Purchaser’s possession of the prospectus covering the Registrable Securities at the time of receipt of the Suspension Notice. The Purchasers may recommence effecting sales of the Registrable Securities pursuant to the Registration Statement (or such filings) following further notice to such effect (an “End of Suspension Notice”) from Maiden BDA, which End of Suspension Notice shall be given by Maiden BDA to the Purchasers and the Placement Agent in the manner described above promptly following the conclusion of any Suspension Event and its effect.

(c)           Notwithstanding any provision herein to the contrary, if Maiden BDA shall give a Suspension Notice pursuant to this Section 4.9, Maiden BDA agrees that it shall extend the period of time during which the Registration Statement shall be maintained effective pursuant to this Agreement by the number of days during the period from the date of receipt by the Purchaser of the Suspension Notice to and including the date of receipt by the Purchasers of the End of Suspension Notice and copies of the supplemented or amended prospectus necessary to resume sales.

ARTICLE V.

MISCELLANEOUS

5.1          Termination.

(a)           This Agreement may be terminated by any Purchaser, as to such Purchaser’s obligations hereunder only and without any effect whatsoever on the obligations between Maiden BDA and the other Purchasers, by written notice to the other parties, if the Closing with respect to the Investment Units to be purchased by such Purchaser has not occurred on or before January 23, 2009; provided, however, that the right to terminate this Agreement under this Section 5.1 shall not be available to any Person whose failure to comply with its obligations under this Agreement has been the cause of or resulted in the failure of the Closing to occur on or before such time.  Nothing in this Section 5.1 shall affect the right of any party to sue for any breach by the other party (or parties).

(b)           Sections 5.2, 5.3, 5.6, 5.8 and 5.9 shall survive any termination hereof pursuant to this Section 5.1.

5.2          Fees and Expenses.  Except as set forth in this Section 5.2, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement.

5.3          Entire Agreement.  The Transaction Documents, together with the exhibits and schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

5.4          Notices.  Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto prior to 5:30 p.m. (New York City time) on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto on a day that is not a Trading Day or later than 5:30 p.m. (New York City time) on any Trading Day, (c) the second Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given.  The address for such notices and communications shall be as set forth on the signature pages attached hereto.

5.5          Amendments; Waivers.  No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by Maiden BDA and Purchasers holding at least a majority of the Capital Securities then held by the Purchasers or, in the case of a waiver, by the party against whom enforcement of any such waived provision is sought; provided that (i) any amendment of any of Sections 2.2, 2.3, 3.1, 3.2, 4.1, 4.2, 4.3, 4.4, 4.5, 5.1, this Section 5.5 or the amount payable by any Purchaser for its Shares can only be effected by a written instrument signed by Maiden BDA and each Purchaser, (ii) no amendment to this Agreement that treats any Purchaser disparately by its terms (as opposed to its effect) from the other Purchasers may be effected without the consent of the disparately affected Purchaser, and (iii) any amendment to Section 4.6, 4.7, 4.8 or 4.9 can only be effected if it is approved by holders of a majority of the Common Shares issued pursuant hereto and a majority of the holders of such Common Shares that are not Founders.  No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right.

5.6          Headings.  The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

5.7          Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns.  No Issuer may assign this Agreement or any rights or obligations hereunder without the prior written consent of the Purchasers holding a majority of the Capital Securities.  Any Purchaser may assign any or all of its rights under this Agreement to any Person to whom such Purchaser assigns or transfers any Capital Securities or Common Shares, provided such transferee agrees in writing to be bound, with respect to the transferred Capital Securities or Common Shares and in all other respects bound to the terms of this Agreement, by the provisions of the Transaction Documents that apply to the “Purchasers.”

5.8          No Third-Party Beneficiaries.  This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except (i) as otherwise set forth in Section 4.5 and (ii) the Placement Agent is an intended third party beneficiary of Article III and Sections 4.5, 4.6 and 4.7.

5.9          Governing Law.  All questions concerning the construction, validity, enforcement and interpretation of the Transaction Documents shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof.  Each party agrees that all legal Proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York.  Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or Proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or Proceeding is improper or is an inconvenient venue for such Proceeding.  Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or Proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law.  The parties hereby waive all rights to a trial by jury.  If any party shall commence an action or proceeding to enforce any provisions of the Transaction Documents, then the substantially prevailing party in such action or Proceeding shall be reimbursed by the other party for its reasonable attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

5.10          Survival.  The representations and warranties contained herein shall survive the Closing Date and the delivery of the Investment Units until the two-year anniversary of the Closing Date.  Notwithstanding the preceding sentence, any breach of representation or warranty in respect of which indemnity may be sought under this Agreement shall survive the time at which it would otherwise terminate pursuant to the preceding sentence if notice of the inaccuracy or breach thereof shall have been given in writing to the party against whom indemnity may be sought prior to such time.

5.11          Execution.  This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart.  In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

5.12          Severability.  If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction.  It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

5.13          Rescission and Withdrawal Right.  Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) any of the other Transaction Documents, whenever any Purchaser exercises a right, election, demand or option under a Transaction Document and any of Maiden BDA, Maiden NA and the Trust does not timely perform its related obligations within the periods therein provided, then such Purchaser may rescind or withdraw, in its sole discretion from time to time upon written notice to any of Maiden BDA, Maiden NA and the Trust, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights.

5.14          Replacement of Common Shares.  If any certificate or instrument evidencing any Common Shares is mutilated, lost, stolen or destroyed, Maiden BDA shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof (in the case of mutilation), or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to Maiden BDA of such loss, theft or destruction.  The applicant for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs (including customary indemnity) associated with the issuance of such replacement Common Shares.

5.15          Remedies.  In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the parties hereto will be entitled to specific performance under the Transaction Documents.  The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations contained in the Transaction Documents and hereby agrees to waive and not to assert in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

5.16          Independent Nature of Purchasers’ Obligations and Rights.  The obligations of each Purchaser under any Transaction Document are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance or non-performance of the obligations of any other Purchaser under any Transaction Document or any breach of any representation or warranty of any other Purchaser under any Transaction Document.  Nothing contained herein or in any other Transaction Document, and no action taken by any Purchaser pursuant thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents.  Each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation, the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose.  Each Purchaser has been represented by its own separate legal counsel in their review and negotiation of the Transaction Documents.

5.17          Construction.  The parties agree that each of them and/or their respective counsel has reviewed and had an opportunity to revise the Transaction Documents and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of the Transaction Documents or any amendments hereto.

(Signature Pages Follow)

SIGNATURE PAGE	Date Signed: January ____, 2009

PURCHASER:

By
Signature	Second Signature (if purchasing jointly)

Printed Name and Title, if applicable	Printed Second Name and Title, if applicable

Entity Name	Entity Name

Address	Address

City, State and Zip Code	City, State and Zip Code

Physical Delivery Address for Certificates	Physical Delivery Address for Certificates
(if different than above address)	(if different than above address)

City, State and Zip Code	City, State and Zip Code

Telephone-Business	Telephone—Business

Facsimile-Business	Facsimile—Business

Email Address	Email Address

Tax ID # or Social Security #	Tax ID # or Social Security #

Name in which Investment Units should be issued: _______________________________________

This Securities Purchase Agreement is agreed to and accepted as of January 14, 2009.

MAIDEN HOLDINGS, LTD

By:	/s/ Michael Tait
Name: Michael Tait
Title: Chief Financial Officer

MAIDEN HOLDINGS NORTH AMERICA, LTD.

By:	/s/ Arturo M. Raschbaum
Name: Arturo M. Raschbaum
Title: Chief Executive Officer

MAIDEN CAPITAL FINANCING TRUST

By:	/s/ Arturo M. Raschbaum
Arturo M. Raschbaum
Administrator